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                                                                Exhibit 23(j)(b)
Consent of Ernst & Young


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Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated February 3, 2006, with respect to the financial statements of Transamerica Fund Advisors, Inc., included in Post-Effective Amendment No. 77 to the Registration Statement (Form N-1A No. 33-2659) under the Securities Act of 1933 and related Prospectus of IDEX Mutual Funds.


                                               /s/ Ernst & Young LLP


Des Moines, Iowa
February 28, 2006